UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(D) Of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event report) February 9, 2006
FIRST SECURITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

KENTUCKY	000-49781	61-1364206
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

318 EAST MAIN STREET
LEXINGTON, KY 40507
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (859) 367-3700

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 2.02.  Results Of Operations And Financial Conditions.

On February 9, 2006, First Security Bancorp, Inc. issued the press release attached as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.  This press release announced the Company's operating results for the quarter and year ended December 31, 2005.

Item 7.01.  Regulation FD Disclosure.

The information disclosed in "Item 2.02. Results of Operation and Financial Condition" is incorporated by reference in this Item 7.01.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number               Description of Exhibit

99.1	Press Release dated February 9, 2006.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SECURITY BANCORP, INC.
Registrant
Date: February 9, 2006

By: /s/ R. Douglas Hutcherson
R. Douglas Hutcherson, President and CEO

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated February 9, 2006.